Exhibit (n)



                               FORM OF APPENDIX A
         (As amended and restated effective as of _________ ____, 2010)


                                         Maximum Initial Sales                              Maximum Rule 12b-1 Fee
Multi Class Funds                                Charge                Maximum CDSC
1. The Arbitrage Fund
            Class R                               None                     None                     0.25%
            Class I                               None                     None                      None

2.  Arbitrage Event Driven Fund
            Class R                               None                     None                     0.25%
            Class I                               None                     None                      None
